Related party transactions	12 Months Ended
Mar. 31, 2013
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
Perry Partners, L.P. and Perry Partners International, Inc. are together the last remaining "Sponsors” of the Company from the time of the Company's initial public offering in November of 2006. The Company may receive consulting and advisory services provided by the Sponsors (principals or employees of such Sponsors are directors of the Company) with respect to the organization of the companies, employee benefit and compensation arrangements, and other matters, and no fee is charged for these consulting and advisory services.
In order for the Sponsors to provide such advisory and consulting services, the Company provides reports, financial data and other information to the Sponsors. This permits them to consult with and advise the Company’s management on matters relating to its operations, company affairs and finances. In addition, this permits them to visit and inspect any of the Company’s properties and facilities.
Prior to August 20, 2012, The Sterling Group Partners I, L.P. (“Sterling”) was a Sponsor of the Company.  As at that date, Sterling distributed all of its 4,626,265 common shares in the capital of the Company to its limited partners and general partner in connection with the termination of the investment term of Sterling, leaving Sterling with no common shares in the capital of the Company.  Concurrently with such distribution, Sterling and the Company entered into an agreement terminating Sterling's Advisory Services Agreement.
There were no material related party transactions during the years ended March 31, 2013, March 31, 2012 and March 31, 2011. All related party transactions were in the normal course of operations and were measured at the exchange amount, being the consideration established and agreed to by the related parties.